SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO. )

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Variable Insurance Funds

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VARIABLE INSURANCE FUNDS

3435 Stelzer Road

Columbus, Ohio 43219-3035

January 20, 2006

Dear Investor:

The Board of Trustees has called a special meeting of the shareowners of each series of the Variable Insurance Funds (the "Trust") to take place on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 11:00 a.m., Eastern Time, or as adjourned from time to time.

The purpose of this meeting is to elect five nominees to the Board of Trustees.

The Trustees have unanimously approved the proposal to elect the nominees and now recommend that you vote "FOR" the proposal.

What you need to do:

  Read all enclosed materials.
  Choose one of the following options to vote:
    By Mail: Complete the enclosed proxy card applicable to you and return it in the postage-paid envelope provided.
    Attend the shareowner meeting (details enclosed).

The Trustees believe that the proposal is important and recommend that you read the enclosed materials carefully and then vote "FOR" the proposal.

Respectfully,

R. Jeffrey Young

President

Variable Insurance Funds

SHAREOWNERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE APPLICABLE PROXY CARD, OR BY ATTENDING THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR INVESTMENT.

VARIABLE INSURANCE FUNDS

3435 Stelzer Road

Columbus, Ohio 43219

Free Enterprise Action Fund

(the "Fund")

________

NOTICE

________

Special Meeting of Shareowners

To Be Held February 21, 2006

To the shareowners of Variable Insurance Funds:

Notice is hereby given that the Board of Trustees of the Variable Insurance Funds (the "Trust") has called a special meeting of shareowners of the Fund to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as may be adjourned from time to time (the "Meeting"). The purpose of the Meeting is to ask shareowners to consider the following proposals:

1. To elect five nominees to the Board of Trustees; and

2. To transact any other business that may properly come before the Meeting.

After careful consideration, the Trustees of the Trust unanimously approved the proposals and recommend that you vote "FOR" the election of each of the nominees presented.

These proposals are described in detail in the attached Proxy Statement. The Board of Trustees has fixed the close of business on December 31, 2005 as the record date for determining shareowners who are entitled to notice of, and to vote at, the Meeting. Each share is entitled to one vote for each dollar invested, and each fractional share shall be entitled to a proportionate fractional vote. The enclosed proxy is being solicited by the Board of Trustees of the Trust.

Regardless of whether you plan to attend the Meeting, please complete, sign, date and return promptly the applicable enclosed proxy card in the envelope provided, so that you will be represented at the meeting. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Trustees

Sincerely,

R. Jeffrey Young

President
January 20, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE APPLICABLE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

VARIABLE INSURANCE FUNDS

3435 Stelzer Road

Columbus, Ohio 43219

Free Enterprise Action Fund

(the "Fund")

________

PROXY STATEMENT

________

Special Meeting of Shareowners

To Be Held February 21, 2006

This Proxy Statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Variable Insurance Funds (the "Trust") for use at a special meeting of shareowners of the Fund to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareowners with respect to the proposals set forth in the accompanying notice.

It is anticipated that the mailing of proxies and proxy statements to shareowners will begin on or about January 20, 2006.

Shareowner Reports

The most recent semi-annual report of the Fund for the semi-annual period ended June 30, 2005, has been mailed previously to shareowners. If you would like to receive additional copies of this report free of charge, please contact the Fund at the address above or call 1-866-776-0564. Requested reports will be sent by first class mail within three business days of the receipt of the request.

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PROPOSAL 1

ELECTION OF TRUSTEES

__________

Shareowners are asked to consider the election of five Nominees as Trustees of the Trust. Four of the Nominees, James Woodward, Michael Van Buskirk, Maurice Stark and Walter Grimm, currently serve on the Board. In connection with a proposal to more closely integrate the Trust's operations with another registered investment company, The Coventry Group, in order to achieve operational efficiencies and lower the Fund's operating costs, the current Trustees propose to add the fifth Nominee, Diane Armstrong, to the Board. If Ms. Armstrong is elected as a member of the Board, the Trust and The Coventry Group will have boards of trustees with the same members and many common service providers, and intend to hold joint board of trustees meetings and otherwise integrate their operations to the maximum extent possible consistent with maintaining separate legal identities. In this regard, the Trust anticipates changing its name to "The Coventry Funds Trust" in the near future.

The Investment Company Act of 1940 (the "Investment Company Act") requires that a specific percentage of trustees of a mutual fund must have been elected by shareowners. In order to add a new Trustee to the Board and comply with the requirements of the Investment Company Act, the Board is requesting that shareowners of the Fund vote for the full slate of five Nominees.

Information about the Nominees, including their ages and principal occupations during the past five years, and other current board memberships of publicly traded companies or funds, is set forth in the table below. Each Nominee has agreed to serve on the Board if elected by shareowners. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act (an "Independent Trustee"). All Nominees whose names are designated by an asterisk (*) are currently Trustees of the Trust. In the event that all of the Nominees are elected, Independent Trustees will represent 80% of the Board. The mailing address of each Nominee is 3435 Stelzer Road, Columbus, Ohio 43219.

Nominees

Name and Age	Position(s) with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex+ Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Nominees
James H. Woodward* Date of Birth: 11/24/39	Trustee	Indefinite; 4/97 to present	Chancellor, University of North Carolina at Charlotte - 7/89 to present	23	The Coventry Group
Michael Van Buskirk* Date of Birth: 2/22/47	Trustee and Chairman of the Board	Indefinite; 4/97 to present	Chief Executive Officer, Ohio Bankers Assoc. (industry trade association) - 5/91 to present	23	The Coventry Group
Maurice Stark* Date of Birth: 9/23/35	Trustee	Indefinite; 3/04 to present	Consultant, (part time) Battelle Memorial Institute - 1/95 to present.	23	The Coventry Group
Dianne E. Armstrong Date of Birth: 7/12/64	None	Indefinite	Principal of King, Dodson Armstrong Financial Advisors, Inc. - 8/04 to present; Trustee of Financial Planning, Hamilton Capital Management - 4/00 to 8/03	23	The Coventry Group
Interested Nominee
Walter Grimm[1]* Date of Birth: 6/30/45	Trustee	Indefinite; 4/97 to present	Employee of BISYS Fund Services - 6/92 to 9/05	23	American Performance Funds The Coventry Group Legacy Funds Group Performance Funds Trust United American Cash Reserves

1 Mr. Grimm may be deemed to be an "interested person," as defined in the Investment Company Act, of the Trust due to his previous employment with BISYS Fund Services, the Fund's distributor.

+ "Fund Complex" includes the Trust and The Coventry Group.

Executive Officers

Officers of the Trust are appointed by the Board to oversee the day-to-day activities of the Fund. Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth below. Certain of the these officers are also officers and/or employees of BISYS Fund Services, the administrator to the Fund. The address of each executive officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219.
Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
R. Jeffrey Young Date of Birth: 8/22/64	President	Indefinite; 9/05 to present	Employee of BISYS Fund Services (10/93 to present).
Alaina Metz Date of Birth: 4/4/67	Secretary	Indefinite; 4/97 to present	Employee of BISYS Fund Services (6/95 to present).
Rodney Ruehle Date of Birth: 4/26/68	Anti-Money Laundering Officer and Chief Compliance Officer	Indefinite; 8/04 to present	Employee of BISYS Fund Services (8/95 to present).
Aaron Masek Date of Birth: 1/26/74	Treasurer	Indefinite; 12/05 to present	Employee of BISYS Fund Services (3/97 to present).
Chris Sabato Date of Birth: 12/15/68	Assistant Treasurer	Indefinite; 5/03 to present	Employee of BISYS Fund Services (2/93 to present).

Board of Trustees and Board Committees

The Board has the overall responsibility for management of the Trust. During the fiscal year ended December 31, 2005, the Board met 5 times. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations. In addition, the Board has created certain committees to assist the Board in discharging its oversight responsibilities.

Valuation Committee

The Board has a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust's valuation policies, it shall assist in the determination of the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee currently consists of Messrs. Van Buskirk, Grimm, and Ms. Metz. The Valuation Committee held no meetings during the last year.

Audit Committee

The Board has an Audit Committee, composed of the Independent Trustees, whose function is to oversee the financial reporting and internal controls of the Trust. The audit committee (i) recommends to the Board the selection of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; and (iv) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held 2 meetings last year.

Nominating Committee

The Board's Nominating Committee recommends nominations for membership on the Board. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Fund's investment advisors and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Board. The Nominating Committee is composed of all Independent Trustees of the Trust. The Board has a Nominating Committee charter, a copy of which is included as Appendix A to this Proxy Statement but is not available on any website. Appendix A qualifies the following discussion in its entirety.

While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by shareowners of the Fund. Nominations proposed by shareowners will be properly submitted for consideration by the Committee only if a shareowner submits a nomination in accordance with the procedures set forth in the charter of the Nominating Committee. It is in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration. Please refer to Appendix A for a detailed description of the process to be followed in submitting Trustee nominations, the desired (or required) qualifications for such nominees, and the Nominating Committee's process for evaluating nominees.

The Nominating Committee does not currently contemplate adding Board members or otherwise changing the Board's composition, except as discussed in this Proxy Statement. All Nominees described in this Proxy Statement were unanimously recommended by all Board members and the Trust's chief executive officer, and evaluated based on certain criteria relating to their background, education, understanding and experience in the financial and investment industry, character, integrity and commitment.

The Nominating Committee met 1 time during the fiscal year ended December 31, 2005. No nominee recommendations have been received by the Committee from shareowners.

Share Ownership

As of December 31, 2005, the Nominees and officers of the Trust owned individually and collectively as a group less than 1% of the outstanding shares of the Fund.

The following table sets forth the aggregate dollar range of Fund shares, as well as the aggregate dollar range of equity securities of all registered investment companies overseen by each Nominee that are in the same family of investment companies as the Trust, beneficially owned by each Nominee as of December 31, 2005:

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee Within the Family of Investment Companies*
Independent Trustee Nominees
James H. Woodward	None	None
Michael Van Buskirk	None	None
Maurice Stark	None	None
Dianne E. Armstrong	None	None
Interested Trustee Nominee
Walter Grimm	None	None

* "Family of Investment Companies" includes the Trust and The Coventry Group

Remuneration of Trustees

The Trust pays each Trustee who is not an employee of BISYS or its affiliates a retainer fee at the rate of $500 per calendar quarter, reasonable out-of-pocket expenses, $750 for each regular meeting of the Board attended in person, and $250 for each regular meeting of the Board attended by telephone. The Trust also pays each such Trustee $500 for each special meeting of the Board attended in person, and $250 for each special meeting of the Board attended by telephone. For the fiscal year ended December 31, 2005, the Trust paid the following compensation to the Trustees of the Trust.

Name of Person	Aggregate Compensation from Trust	Total Compensation from Fund Complex* Paid to Trustees
James H. Woodward	$6,000	$6,000
Michael Van Buskirk	$6,000	$22,000
Maurice Stark	$6,000	$22,000
Walter Grimm	$1,250	$1,250

* "Fund Complex" includes the Trust and The Coventry Group

Communications with the Board

Shareowners who wish to communicate with the Board should send communications to the attention of the Secretary of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP ("E&Y"), 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as independent registered public accounting firm for each Fund. E&Y's services to the Fund include auditing the Fund's financial statements and advising the Fund as to certain accounting and tax matters. Representatives from E&Y are not expected to attend the Meeting or be available to respond to questions during the Meeting, but they will have the opportunity to issue a statement in advance of the Meeting if they desire to do so.

Fees

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during its first fiscal year:
Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Totals
December 31, 2005	$13,500	N/A	$2,000	N/A	$15,500

All of the services and related fees described in the table above were pre-approved by the Audit Committee pursuant to its pre-approval policies and procedures summarized below.

Non-Audit Services

For the fiscal year ended December 31, 2005, E&Y did not provide any non-audit services to the Fund (other than tax services), the Fund's investment advisors or any entity controlling, controlled by or under common control with an investment advisor.

Pre-approval Policies and Procedures

The pre-approval policies and procedures of the Trust contained in the Audit Committee Charter require that the Fund's Audit Committee pre-approve all audit services and non-audit services provided by E&Y or any other independent public accountant engaged by a Fund (the "Auditor"). The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to (i) a Fund's investment advisor, and (ii) any entity controlling, controlled by, or under common control with a Fund's investment advisor that provides ongoing services to the Fund (entities in (i) and (ii), hereinafter "Service Affiliates") if the services directly relate to the operations and financial reporting of the Fund ("Covered Non-Audit Services"). The policies and procedures permit the Audit Committee to pre-approve the provision of various types or categories of non-audit services to the Fund and Covered Non-Audit Services to the Service Affiliates.

Additional Information About the Fund's Service Providers

Investment Advisors

Action Fund Management LLC, located at 12309 Briarbush Lane, Potomac, Maryland 20854-1032, serves as the investment advisor for the Fund.

Investment Subadvisor

Thinkorswim Advisors, Inc., located at 2204 Lincoln Ave., Chicago, Illinois 60657, serves as the investment subadvisor for the Fund.

Distributor

BISYS Fund Services, L.P. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the distributor to the Trust. As a distributor, BISYS acts as agent for the Fund in the distribution of its shares and, in such capacity, advertises and pays the cost of advertising, office space and personnel involved in such activities. BISYS serves as distributor without remuneration from the Fund.

Administrator

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as general manager and administrator to the Trust and to each Fund and provides certain other services, including fund accounting and transfer agency services.

OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

OTHER INFORMATION

Proxy Solicitation

The costs of the Meeting, including the solicitation of proxies, will be paid by the Fund. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, or personal interview by officers or agents of the Trust. The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

Required Vote and Quorum

Approval of Proposal 1 requires the affirmative vote of a plurality of the shares voting at the Meeting. Shareowners of all series of the Trust vote together on Proposal 1.

The presence in person or by proxy of the holders of a majority of the Trust's outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareowners present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on a proposal before the Meeting. Proxies that reflect abstentions or broker "non-votes" (that is, shares held of record by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, assuming the presence of a quorum, abstentions and non-votes have no effect with respect to consideration of Proposal 1.

In the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of a proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against any such adjournment.

Shareowner Voting

Shareowners of record at the close of business on December 31, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The following table sets forth the number of shares of the Fund, representing the indicated number of votes outstanding, as of the Record Date.

Number of Shares	Number of Votes
470,499	4,794,386

Each shareowner is entitled to one vote for each dollar invested, and each fractional share is entitled to a proportionate fractional vote. In addition to voting in person at the Meeting, shareowners also may sign and mail the proxy card received with this Proxy Statement. Timely, properly executed proxies will be voted as instructed by shareowners. If no instructions are given on the proxy (but the proxy is properly executed), it will be voted FOR each proposal. A shareowner may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Information About Certain Shareowners

The following table sets forth the persons known by the Trust to beneficially own five percent (5%) or more of the outstanding shares of the Fund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. To the extent that a shareowner beneficially owns or holds with power to vote more than 25% of the Fund's outstanding shares, such shareowner may be deemed to be able to control the outcome of any matter submitted to a vote of the Fund's shareowners.

5% Beneficial Owners and Address	Share Balance	Percentage
William A. Dunn Dunn's Foundation for the Advancement 309 SE Osceola St Stuart, FL 34994	100416.866	21.34%
Arthur Dantchik 401 City Line Ave Bala Cynwyd, PA 19004	100416.866	21.34%
Thomas L. Phillips Thomas L. Phillips Revocable Trust 626 Chain Bridge Rd McLean, VA 22101	100000.000	21.25%
Robert A. Levy LLC 10018 Colesville Rd Silver Spring, MD 20901	99718.834	21.19%

Shareowner Proposals

The Trust does not hold regular shareowners' meetings. Shareowners wishing to submit proposals for inclusion in a proxy statement for a subsequent shareowners' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareowners to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareowners' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Prompt execution and return of the appropriate enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Trustees,

R. Jeffrey Young

President

January 20, 2006

APPENDIX A

VARIABLE INSURANCE FUNDS

NOMINATING COMMITTEE CHARTER

(As adopted October 5, 2004)

A. Committee Membership

1. The Nominating Committee ("Committee") of Variable Insurance Funds ("Trust") shall be composed solely of Trustees who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"). Other Board members, while not serving as members of the Committee, may participate in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities. In addition, the investment advisers and other service providers of the Trust may suggest Trustee candidates (including Independent Trustee candidates) for service on the Board, and may provide administrative assistance in the selection and nomination process.

B. Board Nominations and Functions

1. In the event of any vacancies on the Board, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Board. The Committee may solicit suggestions for nominations from any source it deems appropriate.

2. The Committee shall evaluate candidates' qualifications for Board membership, and, with respect to nominees for Independent Trustee membership, their independence from the Trust's investment adviser and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Trustee.

3. In assessing the qualifications of a potential candidate for membership on the Board, the Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. Specific desired qualities of Independent Trustee candidates are set forth in Schedule A to this Charter. All equally qualified nominees will be treated equally in consideration by the Nominating Committee. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Trustee, would not cause the Trust to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the Trust's organizational documents, or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Trustees.

4. While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Committee may consider nominations from shareholders of the Trust. Shareholders may submit for the Committee's consideration, recommendations regarding potential nominees for service on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

(a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i) The nominee must satisfy all qualifications provided herein and in the Trust's organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

(ii) The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

(iii) Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

(iv) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(v) The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi) The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(vii) A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

(b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

(ii) The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

(c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Trust's Secretary, who will provide all submissions to the Committee. This submission to the Trust must include:

(i) the shareholder's contact information;

(ii) the nominee's contact information and the number of applicable Fund shares owned by the proposed nominee;

(iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act; and

(iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Trust's proxy statement, if so designated by the Committee and the Trust's Board.

The Committee will consider all submissions meeting the applicable requirements stated herein that are received not earlier than January 1 of the most recently completed calendar year. It shall be in the Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

5. The Committee shall evaluate as necessary the operations and effectiveness of the Board as a whole and shall evaluate the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

C. Committee Nominations

1. The Committee shall make nominations for membership on all committees and shall review board committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committee of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

D. Other Powers and Responsibilities

1. The Committee shall meet as necessary in connection with any vacancy on or addition to the Board, and otherwise from time to time as it deems appropriate to perform its responsibilities.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate from Trust assets third party consultants to assist with identification and evaluation of potential Independent Trustees.

3. The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

SCHEDULE A

RESPONSIBILITIES AND DESIRED QUALITIES

OF INDEPENDENT TRUSTEES

Primary Responsibilities

The Independent Trustee's primary responsibility is management oversight of the Trust on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers; and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders.

Personal Attributes

    Public or private sector stature sufficient to instill confidence.
    High personal and professional integrity.
    Good business sense.
    Able to commit the necessary time to prepare for and attend meetings.
    Not financially dependent on trustee retainer and meeting fees.

Skills, Experience and Qualifications for decision making

    General understanding of financial issues, investing, financial markets and technology.
    General understanding of balance sheets and operating statements.
    First-hand knowledge of investing.
    Experience in working in highly regulated and complex legal framework.
    Demonstrated ability to maintain "independence" of management and other service agents while maintaining a constructive working relationship.
    Ability to be critical, but not confrontational.
    Demonstrated ability to contribute to Board and committee process.
    Ability to consider diverse issues and make timely, well-informed decisions.
    Familiarity with the securities industry.
    Qualification as an "Audit Committee Financial Expert" (desired but not required).

PROXY CARD

VARIABLE INSURANCE FUNDS

Free Enterprise Action Fund

(the "Fund")

SPECIAL MEETING OF SHAREOWNERS

February 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareowners to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF VARIABLE INSURANCE FUNDS. The Board of Trustees recommends that you vote FOR each nominee.

Please vote, date and sign on the reverse and return promptly in the enclosed envelope.
Proposal 1:	FOR ALL NOMINEES	FOR INDICATED NOMINEE(S)		WITHHOLD AUTHORITY TO VOTE FOR INDICATED NOMINEE(S)
To elect the following five nominees to the Board of Trustees:	[ ]
1. James H. Woodward 2. Michael Van Buskirk 3. Maurice Stark 4. Diane E. Armstrong 5. Walter Grimm		or	[ ] [ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ] [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER:

NUMBER OF SHARES HELD ON THE RECORD DATE:
__________________________________	__________________________________
Shareowner sign here	Co-Owner sign here

__________________________________	__________________________________
Print Name and Title (if applicable)	Print Name and Title (if applicable)

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